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                        GENERAL SECURITIES, INCORPORATED
                                   SUPPLEMENT
                              DATED APRIL 4, 2002
                               TO THE PROSPECTUS
                              DATED MARCH 1, 2002

THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "RISK/RETURN SUMMARY : FEE TABLE" :

RISK/RETURN SUMMARY : FEE TABLE

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

      Maximum Sales Charge (Load) Imposed on Purchases (as a
        percentage of offering price).......................  None
      Maximum Deferred Sales Charge (Load)..................  None
      Maximum Sales Charge (Load) Imposed on Reinvested
        Dividends and Other Distributions...................  None
      Redemption Fee........................................  None (1)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

      Management and Administrative Fees....................  1.00%
      Distribution or Service (12b-1) Fees..................  None
      Other Expenses........................................  0.61%
                                                              ---------

      Total Annual Fund Operating Expenses..................  1.61%

      Fee Waiver and Expense Reimbursement..................  0.11% (2)
                                                              ---------

      Net Total Annual Fund Operating Expenses..............  1.50% (2)

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(1) The Fund charges $20 for wire transfer of redemption proceeds.

(2) The Investment Advisor is contractually obligated to waive any fees and bear any expenses to the extent such fees or expenses would cause the Fund's ratios of expenses to net assets to exceed 1.50% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1.25% of the Fund's average net assets for any fiscal year on the next $150 million of net assets, and 1.00% of the Fund's average net assets for any fiscal year on the average net assets in excess of $250 million. During the fiscal year ended November 30, 2001, the total fund expenses were limited to 1.50% of the average daily net assets.